UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Kaltura, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Kaltura, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 24, 2026
10:00 a.m. (Eastern time)
KALTURA, INC.
860 BROADWAY, 3rd FLOOR
NEW YORK, NEW YORK 10003

April 30, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Kaltura, Inc. at 10:00 a.m. Eastern time, on Wednesday, June 24, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, you are urged to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting online, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

Ron Yekutiel
Chairman, Chief Executive Officer and President

KALTURA, INC.
860 Broadway, 3rd Floor
New York, New York 10003
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 24, 2026
The Annual Meeting of Stockholders (the “Annual Meeting”) of Kaltura, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Wednesday, June 24, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/KLTR2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect Ronen Faier and Richard Levandov as Class II Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Only holders of record of our common stock, $0.0001 par value per share, as of the close of business on April 27, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Zvi Maayan, General Counsel and Secretary, at ziki.maayan@kaltura.com with a copy to james.barrett@kaltura.com, stating the purpose of the request and providing proof of ownership of Company common stock as of the Record Date. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares of common stock be represented regardless of the number of shares of common stock you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares of common stock will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares of common stock at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Zvi Maayan
General Counsel and Secretary
New York, New York
April 30, 2026
i

KALTURA, INC.
860 Broadway, 3rd Floor
New York, New York 10003
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Kaltura, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 24, 2026 (the “Annual Meeting”), at 10:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/KLTR2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Only holders of record of shares of our common stock, $0.0001 par value per share, as of the close of business on April 27, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 150,374,742 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 30, 2026 to our stockholders as of the Record Date.
In this proxy statement, “Kaltura”, “Company”, “we”, “us”, and “our” refer to Kaltura, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 24, 2026
This Proxy Statement and our 2025 Annual Report to Stockholders are available at http://www.proxyvote.com/
Proposals
At the Annual Meeting, our stockholders will be asked:
•
To elect Ronen Faier and Richard Levandov as Class II Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•	FOR the election of Ronen Faier and Richard Levandov as Class II Directors; and
•
FOR the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Kaltura’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Kaltura is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of printing our Annual Meeting materials. On or about April 30, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address, although as indicated above, absent any other notice, only one set of proxy materials will be sent.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 27, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting on behalf of such stockholder. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 150,374,742 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Company's capital stock issued and outstanding and entitled to vote thereat on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
You may attend the Annual Meeting online only if you are a Kaltura stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/KLTR2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders. In such case, the Annual Meeting will stand adjourned to such date, time and place as determined by the Chairperson.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 23, 2026. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of Kaltura prior to the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders because a virtual meeting enables increased stockholder attendance and participation as stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/KLTR2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/KLTR2026.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon at the Annual Meeting and how will votes withheld, abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention”?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, two (2) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have seven (7) directors on our Board. Our current Class II Directors are Ronen Faier and Richard Levandov, who have served on our Board since 2021 and 2007, respectively. The Board has nominated Ronen Faier and Richard Levandov for election as Class II Directors at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose term will expire at the 2026 Annual Meeting of Stockholders, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2029 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Ron Yekutiel, Eyal Manor and Greg Dracon; the current Class II Directors are Ronen Faier and Richard Levandov; and the current Class III Directors are Shay David and Naama Halevi Davidov.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, subject to the rights of holders of any series of preferred stock to elect directors, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Subject to the rights of holders of any series of preferred stock and except for such additional directors, if any, as are elected by the holders of any series of preferred stock as provided for or fixed pursuant to our Amended and Restated Certificate of Incorporation, our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of our outstanding shares of capital stock entitled to vote in the election of directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class II Directors of the persons whose names and biographies appear below. In the event that either of Ronen Faier or Richard Levandov should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that either of Ronen Faier or Richard Levandov will be unable to serve if elected. Each of Ronen Faier and Richard Levandov has consented to being named in this proxy statement and to serve if elected.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class II Director nominees.

Nominees for Class II Directors (terms to expire at the 2029 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Kaltura
Ronen Faier	55	2021	Lead Independent Director
Richard Levandov	71	2007	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee for election at the 2026 Annual Meeting are as follows:
Ronen Faier
Ronen Faier has served on our board of directors since July 2021. Mr. Faier has also served as a director of Monday.com (NASDAQ: MNDY) since 2021 and a director of Cato Networks since February 2023. Mr. Faier served as the Interim CEO of SolarEdge Technologies, Inc., a global leader in smart energy and renewable energy technology from August 2024 through December 2024 and as their director in all subsidiaries (not including the Israeli company) and Chief Financial Officer from January 2011 to December 2024. Prior to his role at SolarEdge, Mr. Faier served in various executive positions at publicly traded technology companies such as SanDisk Corporation, a semiconductor manufacturing company, Msystems Ltd., a semiconductor memory devices manufacturing company and VocalTec Communications, Inc., a telecom equipment provider. Mr. Faier is a Certified Public Accountant in Israel. He received a Master’s of Business Administration with honors from Tel Aviv University in 2000 and a Bachelor of Arts in Accounting and Economics from the Hebrew University of Jerusalem in 1996. Mr. Faier holds a CPA (Israel) license. Mr. Faier was selected to serve on our board of directors because of his extensive financial and public company experience.
Richard Levandov
Richard Levandov has served as a member of our board of directors since 2007. Mr. Levandov has over 30 years of experience as a technology venture capitalist, operator and entrepreneur, most recently as a partner at Avalon Ventures from 2007 to date. Mr. Levandov is active in the Boston, New York City, San Francisco and Seattle venture and entrepreneurial communities. As a past judge on the MIT 100k business plan competition he remains very active in various organizations on both U.S. coasts, promoting the creation of new disruptive enterprises. He received a Bachelor of Science from Binghamton University in 1976. Mr. Levandov was selected to serve on our board of directors because of his extensive experience in the venture capital industry.
Continuing members of the Board of Directors:
Class I Directors (terms to expire at the 2028 Annual Meeting)
The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Kaltura
Ron Yekutiel	53	2006	Chairman, Chief Executive Officer, President and Director
Eyal Manor	52	2023	Director
Greg Dracon	54	2026	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
Ron Yekutiel
Ron Yekutiel is one of our co-founders and has served as our Chief Executive Officer and as Chairman of our board of directors since October 2006 and as President from January 15, 2024. Prior to Kaltura, Mr. Yekutiel co-founded VisualGate Systems Inc., a video surveillance company, in 2003, and co-founded and lead GPSoft Ltd and the Destinator business unit in Paradigm Advanced Technologies Inc., a GPS navigation and tracking company, in 2001. Mr. Yekutiel serves as a member of the board of directors of Kaltura Asia Pte Ltd., an affiliate of Kaltura, Inc. He received a Master of Business Administration with honors from the Wharton School of the University of Pennsylvania in 2005. Mr. Yekutiel has been named one of “100 most intriguing entrepreneurs” by Goldman Sachs, and one of the “top 25 visionaries, innovators, and producers” by the Producers Guild of America. He was also featured as one of eight “top web innovators” in Esquire magazine. Mr. Yekutiel has served as an advisor to numerous startup companies, including as a mentor in the Microsoft and Oracle accelerator programs. Mr. Yekutiel was selected to serve on our board of directors because of the perspective and experience he provides as our co-founder and Chief Executive Officer, as well as his extensive experience with technology companies.
Eyal Manor
Eyal Manor has served on our board of directors since January 2023. Mr. Manor has served as Chief Product & Engineering Officer at Twilio, Inc. (NYSE: TWLO) from 2021 to 2023, overseeing CPaaS and Segment's CDP. Prior to that, from 2016 to November 2021 Mr. Manor served as Vice President & General Manager at Google Cloud, where he led a portfolio of technologies, including Kubernetes, Serverless Developer Platforms, Marketplace, and other products. In his previous roles with Google (Nasdaq: GOOG), Mr. Manor was VP of Engineering at YouTube and spearheaded the development of advertising products. Mr. Manor graduated from Tel Aviv University in 1994. Mr. Manor was selected to serve on our board of directors because of his vast experience in building successful Ai Data products and innovative platform technologies.
Greg Dracon
Mr. Dracon has served as a member of our board of directors since 2026. Mr. Dracon has previously served as a member of the Company’s board of directors from January 2015 through February 2021. Since 2007, Mr. Dracon has served as a general partner at Point 406 Ventures, a venture capital firm, where he focuses on data and artificial intelligence investing and leads the firm’s cybersecurity practice. Previously, Mr. Dracon was a vice president at Core Capital Partners, where he concentrated on early-stage investments in infrastructure and cybersecurity companies, and spent almost 12 years in various operational and management roles within the high-tech industry. Mr. Dracon currently serves on a number of private company boards, as well as on the Massachusetts Governor’s Cybersecurity Strategy Council and The Dean’s Advisory Board for Penn State’s College of Information Sciences and Technology. Mr. Dracon received a Master of Business Administration from the Wharton School of the University of Pennsylvania in 2005 and a Bachelor of Science in Electrical Engineering from the Pennsylvania State University in 1994.
Class III Directors (terms to expire at the 2027 Annual Meeting)

Name	Age	Served as a Director Since	Position with Kaltura
Shay David	53	2006	Director
Naama Halevi Davidov	54	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Dr. Shay David
Dr. Shay David is one of our co-founders and has served as a member of our board of directors since October 2006. Dr. David previously held various roles with us, including President and General Manager of Media and Telecom from 2016 to 2019, and Chief Revenue Officer from 2012 to 2015. He co-founded Retrain.ai, an artificial intelligence company, in August 2020 and has served as its Chief Executive Officer and Chairman of the board of directors since its founding. Dr. David is the Chief of Data Solutions at SolarEdge, a smart energy technology company, as of January 2026. He was a post-doctoral fellow at Yale Law School from 2007 to 2008 and received a Ph.D. in Science and Technology from Cornell University in 2008, a Master of Arts from New York University in 2003 and a Bachelor of Science in Computer Science Philosophy from Tel Aviv University in 2001. Dr. David was selected to serve on our board of directors because of the perspective and experience he provides as our co-founder and his extensive experience in the media and technology fields.
Dr. Naama Halevi Davidov
Dr. Naama Halevi Davidov has served on our board of directors since July 2021. Dr. Halevi Davidov also serves as a member of the board of directors of Kornit Digital Ltd. (NASDAQ: KRNT) since August 2023. Dr. Halevi Davidov is currently the Chief Financial Officer of a cybersecurity company. Additionally, Dr. Halevi Davidov served from

May 2022 through August 2024 as the Chief Financial Officer of XM Cyber Ltd., a global cybersecurity company. Prior to this role, Dr. Halevi Davidov served as a consultant to several technology companies including Simply Ltd. (formerly named JoyTunes), Gloat Ltd. and Healthy.IO. Dr. Halevi Davidov served as our Chief Financial Officer from November 2012 to August 2017. Additionally, Dr. Halevi Davidov also serves on the board of our subsidiary, Kaltura Asia Pte Ltd. since February 2015. Dr. Halevi Davidov is a Certified Public Accountant in Israel. She received a Ph.D. in Strategy from Tel Aviv University in 2012, a Master’s in Business Administration from Tel Aviv University in 2002 and Bachelor of Arts in Accounting and Economics from Tel Aviv University in 2000. Dr. Halevi Davidov was selected to serve on our board of directors because of her extensive knowledge of, and experience with, corporate financial strategy.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is expected to attend the 2026 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by the Chair of the Audit Committee, who has been delegated the authority to grant pre-approval of services other than the annual audit of the Company’s consolidated financial statements. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may review and pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Kaltura, Inc. (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the rules of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Ronen Faier (Chair)
Naama Halevi Davidov
Richard Levandov
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2024	2025
Audit Fees	$621,600	$749,429
Audit Related Fees	—	—
Tax Fees	64,756	84,969
All Other Fees	32,000	34,220
Total Fees	$718,356	$868,618

Audit Fees
Audit fees consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Tax Fees
Tax fees consist of fees for professional services related to tax compliance, planning, advisory, and transfer pricing
All Other Fees
All other fees consist of fees for System and Organization Controls (SOC2) examination.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Ron Yekutiel(1)	53	Chairman, Chief Executive Officer, President and Director
Eynav Azaria(2)	52	Chief Product, Engineering and Marketing Officer
Natan Israeli(3)	54	Chief Customer and Commercial Officer
Liron Sharon(4)	46	EVP Financial, Planning & Analysis and Interim Principal Financial Officer
Claire Rotshten(5)	50	EVP Finance and Interim Principal Accounting Officer

(1)	See biography on page 9 of this proxy statement.
(2)
Eynav Azaria has served as our Chief Product, Engineering and Marketing Officer since July 2024. He has also been an executive officer since January 2024. He is known as a thought leader in the areas of digital transformation, AI, and analytics, and has advised companies on using data and insights to drive success. Prior to joining Kaltura, Mr. Azaria served as Chief Executive Officer of Panorama Software Inc., a business intelligence software company, from 2004 to 2020.Before joining Panorama, Mr. Azaria was Chief Operating Officer for BrowseUp Ltd., and before that he served as campaign manager for the Israeli Labor Party and former prime minister, Mr. Ehud Barak. Mr. Azaria also served as the CEO of the International Center for Peace in the Middle East. Mr. Azaria is a member of the board of trustees of the Afeka Engineering College in Israel and serves as an advisory board member of the Israeli Export Institute.

(3)
Natan Israeli has served as our Chief Customer and Commercial Officer since September 2025 and Chief Customer Officer since November 2020. He has also been an executive officer since January 2024. Prior to joining Kaltura, throughout 2020 Mr. Israeli was the CEO for Ambar A.M. Enterprise Ltd., that was active in the Israeli energy and infrastructure industries. His responsibilities included identifying potential clients and projects, managing negotiations, finding and recruiting partners and leading and consulting on business development, and strategy for the implementation of advanced technologies. Prior to that Mr. Israeli served for three decades in the Israeli Air Force (IAF) as an officer and helicopter pilot. His last position was head of all IAF Human Resources from 2016 to 2020, in which capacity he was responsible for tens of thousands of people. Prior to that, Mr. Israeli held various other senior positions with the IAF, including the IAF's CIO and head of its information systems from 2012 to 2014.

(4)
Liron Sharon has served as our Interim Principal Financial Officer since December 2025, and as our Executive Vice President of Financial Planning and Analysis (“FP&A”) since 2024. Ms. Sharon joined the Company in 2022 as Vice President of FP&A. Ms. Sharon brings more than 20 years of experience in establishing, shaping, and leading financial departments, with a focus in FP&A, Investor Relations, Finance Operation, Strategy, M&A, and Procurement. Prior to joining the Company, Ms. Sharon established and led FP&A at CyberArk Software Ltd. (Nasdaq: CYBR) for almost 7 years and took part in the Company’s business model transition to recurring SaaS revenue, with outstanding recognition. Prior to CyberArk, Ms. Sharon worked at additional leading publicly traded companies, such as Alvarion Technologies Ltd. (Nasdaq: ALVR) (“Alvarion”), ECI Telecom Ltd, and ICL Group Ltd. (NYSE/TASE:ICL). Ms. Sharon received a Bachelor of Arts degree in Economics with honors from Ben Gurion University, and a Master of Business Administration from Tel Aviv University. Ms. Sharon is also a Microsoft Certified System Engineer (MCSE), serves as a mentor in the industry, and gives lectures on financial aspects.

(5)
Claire Rotshten has served as our Interim Principal Accounting Officer since December 2025 and as our Executive Vice President of Finance since 2014. Ms. Rotshten brings more than 20 years of experience in shaping and leading financial operations for technology companies as well leading IPO process. Before joining the Company, she held finance positions at global, private, and publicly traded technology companies, such as Alvarion, Kenshoo Ltd., and Risco Group. In these positions Ms. Rotshten made significant contributions in leading Finance, Procurement, FP&A, Information systems, sales operations, Commercial, and Business Development processes, based on strong relationships with both vendors and customers and excellent managerial skills. Ms. Rotshten is a Certified Public Accountant and has a degree in Accounting CPA license studies from Ramat Gan College as well Certification in Directors and Officers Management.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investor Relations” page of our website located at investors.kaltura.com, or by writing to our Secretary at our offices at 860 Broadway, 3rd Floor, New York, New York 10003.
Board Composition
Our Board of Directors currently consists of seven members: Shay David, Naama Halevi Davidov, Greg Dracon, Ronen Faier, Richard Levandov, Eyal Manor, and Ron Yekutiel. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.
Director Independence
Our Board of Directors has determined that Shay David, Naama Halevi Davidov, Greg Dracon, Ronen Faier, Richard Levandov, and Eyal Manor each qualify as “independent” in accordance with the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other known facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by certain non-employee directors and the relationships of certain non-employee directors with certain of our significant stockholders. There are no family relationships among any of our directors or executive officers.
Executive Sessions
Our independent directors meet in executive session without non-independent directors or members of management present on a regularly scheduled basis, but no less than twice per year. Each executive session of the independent directors is presided over by our Lead Independent Director.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate

Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Kaltura, Inc., 860 Broadway, 3rd Floor, New York, New York 10003. The Nominating and Corporate Governance Committee reviews and evaluates information available regarding candidates proposed by stockholders and applies the same criteria, and follows substantially the same process in considering them, as it does in considering other candidates.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Chairman of the Board, lead independent director, the independent or non-management directors, or the Board as a whole should address such communications to the applicable party or parties in writing: c/o Secretary, Kaltura, Inc., 860 Broadway, 3rd Floor, New York, New York 10003.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Mr. Yekutiel serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Yekutiel and allows for a single, clear focus for management to execute the Company’s strategy and business plans.
Our Corporate Governance Guidelines provide that, if the Chairperson of our Board of Directors is a member of management or does not otherwise qualify as independent, the independent members of our Board of Directors may elect among themselves a lead independent director. Ronen Faier currently serves as our lead independent director. The lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board of

Directors at which the Chairman is not present, including any executive sessions of the independent directors; calling meetings or separate sessions of the independent directors, approving Board meeting schedules and agendas; and acting as the liaison between the independent directors on the one hand and the Chief Executive Officer and Chairman of our Board of Directors on the other.
In light of the independent leadership provided by our lead independent director, combined with the strong leadership of Mr. Yekutiel as Chairman of the Board and Chief Executive Officer, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board of Directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans, equity incentive plans and other compensatory arrangements. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, as well as overseeing the management of the Company’s financial and cybersecurity risks and potential conflicts of interest. Regular briefings are provided to the Audit Committee by management regarding the cybersecurity risk landscape and any significant cybersecurity incidents or occurrences suspected as such. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with our corporate governance structure and the independence of our Board of Directors. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through discussions with committee members and regular reports from management about such risks, as well as the actions taken by management to adequately address those risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our Investor Relations website, investors.kaltura.com, in the “Governance Overview” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Insider Trading Compliance Policy
We have adopted an Insider Trading Compliance Policy (the “Insider Trading Policy”), which governs the purchase, sale and other dispositions of the Company’s securities by officers, directors and employees of the Company and its subsidiaries. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations. The Company also follows internal procedures for the repurchase of its securities. A copy of the Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Anti-Hedging Policy
Our Insider Trading Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings
There were 12 meetings of the Board of Directors during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended more than 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at investors.kaltura.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders; however, it is expected that absent compelling circumstances directors will attend. The following members of the Board attended the annual meeting of stockholders held in 2025: Ron Yekutiel, Ronen Faier, Shay David, Richard Levandov, Naama Halevi Davidov and Eyal Manor.

COMMITTEES OF THE BOARD
Our Board has established three standing committees - Audit, Compensation and Nominating and Corporate Governance - each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Ronen Faier	Chairperson	X	Chairperson
Naama Halevi Davidov	X	Chairperson
Richard Levandov	X		X
Eyal Manor		X	X

Audit Committee
Our Audit Committee assists the Board’s oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Our Audit Committee is responsible for, among other things:
•
appointing, evaluating, compensating, retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;

•	discussing with our independent auditor any audit problems or difficulties and management’s response;
•	pre-approving all audit and non-audit services provided to us by our independent auditor;
•	reviewing and discussing our annual and quarterly financial statements with management and our independent auditor;
•	discussing and overseeing our policies with respect to risk assessment and risk management;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	reviewing and approving or ratifying any related person transactions.
The Audit Committee charter is available on our website at investors.kaltura.com. The members of the Audit Committee are Mr. Faier, Dr. Halevi Davidov and Mr. Levandov. Mr. Faier serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Faier, Dr. Halevi Davidov and Mr. Levandov is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Dr. Halevi Davidov and Ronen Faier each qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met 7 times in 2025.
Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•	reviewing and approving, or recommending for approval by our Board of Directors, the compensation of our Chief Executive Officer and our other executive officers;
•	reviewing and making recommendations to our Board of Directors regarding director compensation;
•	reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
•	working with our Chief Executive Officer to evaluate our succession plans for the Chief Executive Officer and other executive officers; and
•	preparing the annual compensation committee report, to the extent required by SEC rules.
Pursuant to the Compensation Committee’s charter, which is available on our website at investors.kaltura.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2025, the Compensation Committee engaged FW Cook, a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. FW Cook reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC and Nasdaq rules as they relate to FW Cook and has determined that FW Cook’s work does not raise a conflict of interest. FW Cook does not perform any other services for the Company.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Mr. Faier, Dr. Halevi Davidov and Mr. Manor. Dr. Halevi Davidov serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met 4 times in 2025.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;
•
recommending to our Board of Directors the nominees for election to our Board of Directors at annual meetings of our stockholders and the persons to be elected by the Board to fill any vacancies on the Board;

•	recommending to the Board of Directors the directors to be appointed to each standing committee of the Board;
•	periodically reviewing the Board’s leadership structure;
•	overseeing the periodic self-evaluation of our Board of Directors; and
•	developing and recommending to our Board of Directors a set of corporate governance guidelines.
The Nominating and Corporate Governance Committee charter is available on our website at investors.kaltura.com. The members of our Nominating and Corporate Governance Committee are Mr. Levandov, Mr. Faier and Mr. Manor. Mr. Faier serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met 3 times in 2025.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2025 Summary Compensation Table” below. In 2025, our “named executive officers” and their positions were as follows:
•	Ron Yekutiel, Chairman, Chief Executive Officer, President and Director;
•	Eynav Azaria, Chief Product, Engineering and Marketing Officer; and
•	Natan Israeli, Chief Customer and Commercial Officer.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.
Summary Compensation Table
The following table presents all of the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2024 and December 31, 2025.

Name and Principal Position	Year	Salary ($)(1)(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation ($)(2)(4)	All Other Compensation ($)(5)	Total
Ron Yekutiel Chairman, President, Chief Executive Officer and Director	2025	552,985	5,431,579	353,471	74,720	6,412,754
	2024	463,651	4,638,720	47,000	82,684	5,232,055
Eynav Azaria Chief Product, Engineering, and Marketing Officer	2025	320,804	1,561,579	163,768	91,021	2,137,172
	2024	298,853	1,419,400	24,700	84,130	1,827,083
Natan Israeli Chief Customer and Commercial Officer	2025	320,368	1,561,579	163,037	90,589	2,135,573
	2024	298,447	1,419,400	24,700	83,156	1,825,703

(1)
For 2025, compensation amounts received in non-U.S. currency have been converted into U.S. dollars using an exchange rate of 0.29 U.S. dollar per NIS (which was the average exchange rate for 2025). For 2024, compensation amounts received in non-U.S. currency have been converted into U.S. dollars using an exchange rate of 0.27 U.S. dollar per NIS (which was the average exchange rate for 2024).

(2)	Amounts also reflect the base fees paid and bonuses earned pursuant to Mr. Yekutiel’s U.S. Consulting Agreement and U.K. Consulting Agreement (each as defined below).
(3)
Amounts reflect the full grant-date fair value of stock awards granted during 2025 and 2024 computed (including the portion of the annual performance bonus for 2024 granted in the form of restricted stock units) in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock made to executive officers in 2025 in Note 16 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 16, 2026.

(4)
Amounts reflect the cash amounts earned by the executives under their respective employment agreements (and consulting agreements for Mr. Yekutiel) pursuant to the Company’s annual performance bonus program for the 2025 fiscal year. For additional information on these payments, see “2025 Bonuses” below.

(5)
For 2025, amounts reflect: for Mr. Yekutiel, (i) a $18,135 contribution by the Company for an Israeli education fund, (ii) a contribution of $2,902 for an Israeli disability fund, (iii) a meal allowance of $3,138, (iv) a contribution of $35,860 to Israeli pension and Severance funds, (v) a contribution of $972 by the Company as recuperation pay, and (vi) a contribution of $12,624 by the Company to the Israeli National Insurance; for Mr. Israeli, (i) a contribution by the Company for an Israeli education fund of $24,028, (ii) a contribution of $3,844 for an Israeli disability fund, (iii) a meal allowance of $3,138 , (iv) a contribution of $43,666 to an Israeli pension and Severance funds, (v) a contribution of $729 by the Company as recuperation pay, and (vi) a contribution of $12,624 by the Company to the Israeli National Insurance; and for Mr. Azaria, (i) a contribution of $24,060 by the Company for an Israeli education fund, (ii) a contribution of $5,321 to an Israeli disability fund, (iii) a meal allowance of 3,138, (iv) a contribution of $44,134 to an Israeli pension and Severance funds, (v) a contribution of $850 by the Company as recuperation pay, and (vi) a contribution of $12,624 by the Company to the Israeli National Insurance.

Narrative to Summary Compensation Table
2025 Salaries
The named executive officers receive a monthly salary to compensate them for services rendered to our Company. The monthly salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Each named executive officer’s initial salary was provided in his employment agreement. The actual salaries paid to each named executive officer for 2025 are set forth above in the Summary Compensation Table in the column entitled “Salary.” In 2025, Mr. Yekutiel, Mr. Azaria and Mr. Israeli received monthly base salaries of NIS 76,825, NIS 92,000 and NIS 91,875, respectively, and Mr. Yekutiel received monthly base fees under his U.S. Consulting Agreement and his U.K. Consulting Agreement (each as defined below) of $9,503 and $14,255, respectively.
2025 Bonuses
For 2025, we maintained an incentive compensation program, the 2025 Executive Compensation Plan in which certain of our employees, including our named executive officers, are eligible to receive bonuses based on predetermined Company and individual performance goals (the “2025 MBO”). Such awards are designed to incentivize our named executive officers with a variable level of compensation that is based on performance measures established by our board of directors.
Pursuant to an increase in annual compensation for Mr. Yekutiel effective January 1, 2025, and pursuant to and under the 2025 MBO, Mr. Yekutiel, Mr. Azaria and Mr. Israeli were eligible to receive annual bonuses of NIS 864,875, NIS 828,800 and NIS 825,100, respectively, as well as additional bonuses based on “stretch” performance targets of up to NIS 235,875, NIS 310,800 and NIS 310,800, respectively. As a result, Mr. Yekutiel, Mr. Azaria and Mr. Israeli had aggregate bonus opportunities under their respective employment agreements of NIS 1,100,750, NIS 1,139,600 and NIS 1,135,900, respectively. In addition, pursuant to an increase in annual compensation effective January 1, 2025, Mr. Yekutiel was eligible to earn an annual bonus of $42,500 and an additional bonus based on “stretch” performance targets of up to $63,750 pursuant to his U.S. Consulting Agreement, as well as an annual bonus of $233,750 and an additional bonus based on “stretch” performance targets of up to $63,750 pursuant to his U.K. Consulting Agreement (as defined below).
For 2025, the 2025 MBO performance targets were tied to predetermined levels of (i) company recurring revenue and total revenue, (ii) adjusted EBITDA, (iii) net new annual recurring revenue addition, and (iv) certain personal objectives and key results defined for each named executive officer, with each goal weighted equally (each, 25%). For purposes of the 2025 MBO performance targets, “adjusted EBITDA” is defined as net profit (loss) before interest expense, provision for income taxes, and depreciation and amortization expenses, adjusted for the impact of certain non-cash and other items that we believe are not indicative of our core operating performance, such as non-cash stock-based compensation expenses, restructuring charges, facility exit and transition costs, war related costs, Strategic initiatives expenses and Acquisition related expenses; and “net new annual recurring revenue addition” is defined as new recurring revenue booking minus recurring revenue churn.
Based on achievement of approximately 68% of such Company and individual financial and operational metrics for Mr. Yekutiel, Mr. Azaria and Mr. Israeli, respectively, our Compensation Committee awarded Mr. Yekutiel, Mr. Azaria and Mr. Israeli 2025 MBO bonuses pursuant to their respective employment agreements equal to an aggregate of NIS 579,466, NIS 563,584 and NIS 561,068, respectively. In addition, Mr. Yekutiel earned aggregate bonuses of $28,475 pursuant to his U.S. Consulting Agreement and $156,613 pursuant to his U.K. Consulting Agreement based of the achievement of the applicable performance targets for the 2025 MBO, which amounts are included in the aggregate sum above.
Based on applicable performance achievement of less than 100% of target, the executives each did not receive an additional stretch cash bonus for 2025.
The actual bonuses earned by each named executive officer for 2025 are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Equity Compensation
We maintain the 2021 Incentive Award Plan, referred to as the 2021 Plan, in order to facilitate the grant of equity incentives to directors, employees (including our named executive officers), consultants and other service providers of our Company and affiliates to obtain and retain services of these individuals, which is essential to our long-term success.

We also maintain the 2007 Stock Option Plan and the 2007 Israeli Share Option Plan, collectively referred to as the 2007 Plans and the 2017 Equity Incentive Plan, referred to as the 2017 Plan. We have granted stock options to our eligible service providers under the 2007 Plans and 2017 Plan. The 2007 Plans and the 2017 Plan were frozen as to new grants upon the effectiveness of the 2021 Plan. Any unvested shares underlying stock options granted pursuant to the 2007 Plans and the 2017 Plan remain outstanding and continue to vest in accordance with their terms.
Pursuant the Yekutiel Employment Agreement (as defined below), Mr. Yekutiel’s U.S. Consulting Agreement, Mr. Yekutiel’s U.K. Consulting Agreement, the Azaria Employment Agreement (as defined below) and the Israeli Employment Agreement (as defined below), on January 6, 2025, we granted 2,105,263, 605,263 and 605,263 restricted stock units under the 2021 Plan to Messrs. Yekutiel, Azaria and Israeli, respectively, pursuant to our standard form of award agreement for restricted stock unit awards to Israeli grantees. In the event of a termination of service of any executive without Cause or by the executive for Good Reason (each as defined in the applicable award agreement) during the twelve (12) month period immediately following a Change in Control (as defined in the 2021 Plan), the unvested restricted stock units held by such executive will become vested in full on the date of such termination.
Equity Grant Timing
We do not time equity awards in coordination with the release of material non-public information or take into account material non-public information when determining the terms of equity awards.
In the event material nonpublic information were to become known to the Compensation Committee before the grant of an equity award, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety.
Other Elements of Compensation
Retirement Plans
Our Israeli employees, including our named executive officers, are eligible to receive retirement benefits under the provident fund in Israel.
Severance Plan
Additionally, on June 27, 2025, our Compensation Committee of the Board of Directors has established the Kaltura, Inc. Severance Plan (the “Severance Plan”), effective as of June 27, 2025. The purpose of the Severance Plan was to promote the interests of the Company and its equityholders by retaining certain executive-level employees, including our named executive officers, through the provision of severance protections to such employees in the event their employment is terminated under the circumstances described in such Severance Plan.
Under the Severance Plan, in the event of a participating executive’s termination of employment by the Company without “cause” (as defined in such executive’s individual employment agreement) or resignation by the executive for “good reason” (as defined in such executive’s award agreements under the 2021 Plan (each, a “Qualifying Termination”), the executive will be eligible to receive the following payments and benefits, as applicable:
•
A notice period of two months (four months for Mr. Yekutiel), during which the executive continues to receive regular compensation and benefits and will be available for reasonable transition services.

•	Continued payment of the executive’s base salary and applicable allowances for six months (or 12 months for Mr. Yekutiel) following the Qualifying Termination.
•
An annual cash performance bonus for the year in which such Qualifying Termination occurs, prorated based on the number of days elapsed prior to such Qualifying Termination, determined based on actual performance achievement and payable at the same time annual bonuses are paid by the Company in the ordinary course.

•
Healthcare continuation coverage under the Company’s group health insurance plans pursuant to COBRA or an equivalent coverage outside of the United States (to the extent the Company generally provides health benefits in excess of statutory government-provided health insurance) for the executive and his or her covered dependents for six months (or 12 months for Mr. Yekutiel).

•
Each outstanding Company equity award held by the executive as of the date of the Qualifying Termination will be treated in accordance with the terms and conditions of the 2021 Plan or another applicable Company equity plan and award agreement governing such Company equity award, including continued vesting during the applicable notice period.

In the event of the executive’s Qualifying Termination during the 12-month period following the consummation of a “change in control” of the Company (as defined in the 2021 Plan) (a “Qualifying CIC Termination”), the executive will be eligible to receive the following payments and benefits (in lieu of the payments and benefits described above):
•
A notice period of four months (six months for Mr. Yekutiel), during which the executive continues to receive regular compensation and benefits, unless the Company elects to make a payment in lieu of such notice.

•	An amount equal to eight months (or 18 months for Mr. Yekutiel) of executive’s base salary, payable in a lump sum.
•
For Mr. Yekutiel only, an amount equal to 150% of Mr. Yekutiel’s target annual cash performance bonus for the Company fiscal year in which such Qualifying CIC Termination occurs, payable in a lump sum.

•
An annual cash performance bonus for the year in which such Qualifying CIC Termination occurs, determined based on target performance and prorated based on the number of days elapsed prior to such Qualifying CIC Termination.

•
Healthcare continuation coverage under the Company’s group health insurance plans pursuant to COBRA (or an equivalent coverage outside of the United States, to the extent the Company generally provides health benefits in excess of statutory government-provided health insurance) for the executive and his or her covered dependents for eight months (or 18 months for Mr. Yekutiel).

•	Full accelerated vesting of outstanding and unvested Company equity awards, with any performance goals applicable to such equity awards deemed achieved at target performance.
The executive’s right to receive the applicable severance payments and benefits is subject to his or her execution, delivery and non-revocation of a general release of claims in favor of the Company and its affiliates. Additionally, if any payments under the Severance Plan, together with any other amounts paid to the executive, would subject the Executive to an excise tax under Section 4999 of the Internal Revenue Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for the executive.
Employee Benefits and Perquisites
Health/Welfare Plans
Generally, benefits available to our Israel-based employees are available to all employees on the same basis, which benefits include annual vacation leave, sick leave, recuperation pay, transportation expense reimbursement, education fund and other customary or mandatory social benefits in Israel. We make monthly contributions to funds administered by financial institutions for certain pension and severance liabilities on behalf of each of our Israel-based employees, including our Israel-based named executive officers, subject to certain conditions. The amount of these contributions is based on a percentage of the employee’s salary, taking into account any monthly salary. Generally, Company contributions are made to a manager’s insurance policy, a pension fund, or a combination thereof (based on the employee’s personal choice), as well as contributions to disability insurance.
The majority of our Israel-based employees are subject to an arrangement in accordance with Section 14 of the Israeli Severance Pay Law, 5723-1963 (the “Severance Pay Law” and a “Section 14 Arrangement”), pursuant to which an employer and an employee may agree, as part of the employee’s employment agreement, that the employer will make a monthly contribution, equal to 8.33% of the employee’s monthly salary, to a special severance fund for the benefit of the employee. Upon the termination of the employee’s employment (regardless of whether such termination was initiated by the employer or the employee), the aggregate contributions accrued in the severance fund will be released to the employee, in lieu of severance pay.
In the absence of such Section 14 Arrangement, the employer must still contribute, on a monthly basis, a certain percentage from the employee’s monthly salary to a special severance fund for the benefit of the employee. However, in the event of such employee's dismissal by the employer, the employer has to pay such employees severance pay in an amount equal to the difference between the last monthly salary of the relevant employee multiplied by the number years of employment, and the amounts accrued in the above-mentioned funds.
We believe the benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Clawback Policy
We have instituted a clawback policy in accordance with the SEC and Nasdaq’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, effective October 2, 2023 to support a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth.
Tax Gross-Ups
Mr. Yekutiel, Mr. Israeli and Mr, Azaria received a tax gross-up of $1,088, $1,872 and $893, respectively, associated with holidays gifts granted to all the Company's employees under the Company's relevant policies, of nominal value. We did not make any other gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company in 2025.

Outstanding Equity Awards at Fiscal Year-End
The following table represents information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

		Option Awards					Stock Awards(7)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ron Yekutiel	8/14/2018(1)	459,000	—	—	1.58	8/14/28	—	—
	8/14/2018(1)	760,500	—	—	1.58	8/14/28	—	—
	12/24/2020(2)	3,150,000	—	—	4.99	12/23/30	—	—
	12/08/2021(3)	411,168	—	—	4.38	12/08/31	—	—
	2/14/2024(4)	—	—	—	—	—	915,336	1,510,151
	1/6/2025(5)	—	—	—	—	—	1,578,949	2,589,476
Natan Israeli	12/24/20(2)	225,000	—	—	4.99	12/23/30	—	—
	12/8/21(3)	57,778	—	—	4.38	12/8/31	—	—
	2/5/23(6)	—	—	—	—	—	37,994	62,310
	2/14/24(4)	—	—	—	—	—	256,000	419,840
	1/6/2025(5)	—	—	—	—	—	453,949	744,476
Eynav Azaria	12/24/20(2)	540,000	—	—	4.99	12/23/30	—	—
	12/8/21(3)	86,292	—	—	4.38	12/8/31	—	—
	2/5/23(6)	—	—	—	—	—	45,395	74,448
	2/14/24(4)	—	—	—	—	—	256,000	419,840
	1/6/2025(5)	—	—	—	—	—	453,949	744,476

(1)
One-third of the options vest upon the first anniversary of the grant date, with the remaining two-thirds vesting in ratable monthly installments over the following two-year period such that the award is fully vested three years after the vesting commencement date of July 1, 2018, subject to the executive’s continued service through the applicable vesting dates. These options are fully vested.

(2)
These options vest in twelve quarterly installments such that the award is fully vested three years after the vesting commencement date of April 1, 2021, subject to the executive’s continued service through the applicable vesting dates. These options are fully vested.

(3)
These options vest in quarterly installments over a three-year period with the first quarterly vesting date on March 1, 2022, subject to continued employment through each vesting date. These options are fully vested.

(4)
These restricted stock units vest in quarterly installments over a three-year period with the first quarterly vesting date on March 1, 2024, subject to continued employment through the vesting date. These RSUs are fully vested.

(5)
These restricted stock units vest in quarterly installments over a three-year period with the first quarterly vesting date on April 1, 2025, subject to continued employment through the vesting date. These RSUs are fully vested.

(6)	These restricted stock units vest in quarterly installments over a three-year period with the first quarterly vesting date on April 1, 2023, subject to continued employment through the vesting date.
(7)	These amounts represent the value of unvested stock awards as of December 31, 2025, based on the closing price of our stock on that date of $1.64.
Executive Compensation Arrangements
Ron Yekutiel
Employment Agreement
On May 1, 2012, Kaltura Ltd. entered into an employment agreement with Mr. Yekutiel, which was subsequently amended on November 4, 2018, December 30, 2019, March 4, 2021, March 30, 2022, February 23, 2023,

February 20, 2024 and February 19, 2025 (the “Yekutiel Employment Agreement”), providing for his employment as Chief Executive Officer of the Company. Mr. Yekutiel’s employment with the Company is at-will. Under the Severance Plan, the Company may decide to terminate Mr. Yekutiel’s employment at any time with a Standard Notice Period of 4 months or a CIC Notice Period of 6 months, as applicable, as such terms are defined in the Severance Plan. During those notice periods, the Company must pay Mr. Yekutiel an amount equal to his annual base salary and such other amounts as set forth in the Severance Plan.
The Yekutiel Employment Agreement provides that Mr. Yekutiel is entitled to a gross monthly salary of NIS 76,825 and is eligible to earn an annual bonus under the 2025 MBO of up to NIS 864,875 and an additional annual stretch performance bonus of up to NIS 235,875, based on the achievement of certain goals and objectives defined by the Company (the “Yekutiel MBO Bonus”).
The Yekutiel Employment Agreement further provides that in calendar year 2025, Mr. Yekutiel is entitled to receive 2,105,263 restricted stock units which will vest in quarterly installments over a three-year period commencing as of January 1, 2025 with the first quarterly vesting date on April 1, 2025, subject to continued employment through the vesting date.
Pursuant to the Yekutiel Employment Agreement, Mr. Yekutiel participates in a manager’s insurance policy, a pension fund, or a combination thereof (based on his personal choice), up to a total of 15.83% of his determining salary, of which 8.33% is a severance pay component contributed to a severance fund and up to 7.5% of which is applied to pension payments and disability insurance. The Yekutiel Employment Agreement is not subject to a Section 14 Arrangement and, accordingly, upon termination of Mr. Yekutiel’s employment by the Company without Cause, the Company will have to pay Mr. Yekutiel a supplemental payment for severance equal to one month of his salary as of the date of termination multiplied by the number of his years of employment with the Company minus the aggregate contributions accrued in his severance fund (which will be released to Mr. Yekutiel at such time). In addition, the Company contributes 7.5% of Mr. Yekutiel’s monthly salary to an education fund, to which Mr. Yekutiel also contributes 2.5% of his monthly salary.
“Cause” is defined in the Yekutiel Employment Agreement generally as (i) conviction of any felony involving moral turpitude or affecting the Company or its subsidiaries; (ii) any refusal to carry out a reasonable directive of the board of directors which involves the business of the Company or its subsidiaries and was capable of being lawfully performed; (iii) embezzlement of funds of the Company, its parent Company or its subsidiaries; (iv) ownership, direct or indirect, of an interest in a person or entity (other than a minority interest in a publicly traded Company) in competition with the products or services of the Company or its parent Company, or its subsidiaries, including those products or services contemplated in a plan adopted by the board of directors of the Company or its subsidiaries; (v) any breach of the executive’s fiduciary duties or duties of care to the Company (except for conduct taken in good faith); (vi) any material breach of the Yekutiel Employment Agreement by the executive.
Consulting Agreements
Mr. Yekutiel is also party to a consulting agreement with Kaltura, Inc. providing for his position as Chairman of the Board of Directors of the Company (the “U.S. Consulting Agreement”) and a consulting agreement with Kaltura Europe Limited providing for corporate and business development services he renders to the Company’s United Kingdom business (the “U.K. Consulting Agreement”).
On November 1, 2006, we entered into the U.S. Consulting Agreement with Mr. Yekutiel, as was subsequently amended effective January 1, 2018, January 1, 2020, January 1, 2021, January 1, 2022, February 23, 2023, February 20, 2024 and February 19, 2025, pursuant to the which Mr. Yekutiel will render services as Chairman of the Board of Directors of the Company. Pursuant to the terms of the U.S. Consulting Agreement, Mr. Yekutiel is entitled to a monthly fee for his services of $9,503 and eligible to receive the Yekutiel MBO Bonus as described below. The U.S. Consulting Agreement provides that Mr. Yekutiel will be subject to a perpetual confidentiality covenant. With respect to the 2025 MBO, under the February 19, 2025 amendment to the U.S. Consulting Agreement Mr. Yekutiel is eligible to earn an annual bonus under the 2025 MBO of up to $42,500 and an additional annual stretch performance bonus of up to $63,750, based on the achievement of certain goals and objectives defined by the Company.
Effective May 1, 2014, we entered into the U.K. Consulting Agreement with Mr. Yekutiel, as was subsequently amended effective January 1, 2018, January 1, 2020, January 1, 2021, January 1, 2022, February 23, 2023, February 20, 2024 and February 19, 2025. Pursuant to the U.K. Consulting Agreement, Mr. Yekutiel is entitled to a monthly fee for his services of $14,255 and eligible to receive the Yekutiel MBO Bonus as described below. With respect to the 2025 MBO, under the February 19, 2025 amendment to the U.K. Consulting Agreement Mr. Yekutiel is eligible to earn an annual bonus under the 2025 MBO of up to $233,750 and an additional annual stretch performance bonus of up to $63,750, based on the achievement of certain goals and objectives defined by the Company.
Eynav Azaria
On December 22, 2020, Kaltura Ltd. entered into an employment agreement with Mr. Azaria, which was subsequently amended on March 4, 2021, March 30, 2022, February 23, 2023, February 20, 2024 and February 19, 2025 (the “Azaria Employment Agreement”), providing for his employment as an Executive Officer of the Company. Mr. Azaria’s employment with the Company is at-will. Under the Severance Plan, the Company or Mr. Azara may decide to terminate Mr. Azaria’s employment at any time with a Standard Notice Period of 2 months or CIC Notice Period of 4 months, as applicable, as such terms are defined in the Severance Plan. During those notice periods, the Company must pay Mr. Azaria an amount equal to his annual base salary and such other amounts as set forth in the Severance Plan.
The Azaria Employment Agreement provides that Mr. Azaria is entitled to a gross monthly salary of NIS 80,000 and is eligible to earn an annual bonus under the 2025 MBO of up to NIS 828,800 and an additional annual stretch performance bonus of up to NIS 310,800, based on the achievement of certain goals and objectives defined by the Company.
The Azaria Employment Agreement further provides that in calendar year 2025, Mr. Azaria is entitled to receive 605,263 restricted stock units which will vest in quarterly installments over a three-year period commencing as of January 1, 2025 with the first quarterly vesting date on April 1, 2025, subject to continued employment through the vesting date.
Pursuant to the Azaria Employment Agreement, Mr. Azaria participates in a manager’s insurance policy, a pension fund, or a combination thereof (based on his personal choice), up to a total of 15.83% of his determining salary, of which 8.33% is a severance pay component contributed to a severance fund and up to 7.5% of which is applied to pension payments and disability insurance. The Azaria Employment Agreement is subject to a Section 14 Arrangement and, accordingly, upon termination of Mr. Azaria’s employment by the Company without Cause, the Company will release his severance fund's amounts without having to pay Mr. Azaria a supplemental payment for severance. In addition, the Company contributes 7.5% of Mr. Azaria’s monthly salary to an education fund, to which Mr. Azaria also contributes 2.5% of his monthly salary.
“Cause” is defined in the Azaria Employment Agreement generally as (i) conviction of any felony involving moral turpitude or affecting the Company or its subsidiaries; (ii) any refusal to carry out a reasonable directive of the board of directors which involves the business of the Company or its subsidiaries and was capable of being lawfully performed; (iii) embezzlement of funds of the Company, its parent Company or its subsidiaries; (iv) ownership, direct or indirect, of an interest in a person or entity (other than a minority interest in a publicly traded Company) in competition with the products or services of the Company or its parent Company, or its subsidiaries, including those products or services contemplated in a plan adopted by the board of directors of the Company or its subsidiaries; (v) any breach of the executive’s fiduciary duties or duties of care to the Company (except for conduct taken in good faith); (vi) any material breach of the Azaria Employment Agreement by the executive.
Natan Israeli
On November 26, 2020, Kaltura Ltd. entered into an employment agreement with Mr. Israeli, which was subsequently amended on March 4, 2021, March 30, 2022, February 23, 2023, February 20, 2024 and February 19, 2025 (the “Israeli Employment Agreement”), providing for his employment as an Executive Officer of the Company. Mr. Israeli’s employment with the Company is at-will. Under the Severance Plan, the Company or Mr. Israeli may decide to terminate Mr. Israeli’s employment at any time with a Standard Notice Period of 2 months or CIC Notice Period of 4 months, as applicable, as such terms are defined in the Severance Plan. During those notice periods, the Company must pay Mr. Israeli an amount equal to his annual base salary and such other amounts as set forth in the Severance Plan.
The Israeli Employment Agreement provides that Mr. Israeli is entitled to a gross monthly salary of NIS 91,875 and is eligible to earn an annual bonus under the 2025 MBO of up to NIS 825,100 and an additional annual stretch performance bonus of up to NIS 310,800, based on the achievement of certain goals and objectives defined by the Company. For additional information on the 2025 bonuses see “2025 Bonuses” above.

The Israeli Employment Agreement further provides that in calendar year 2025, Mr. Israeli is entitled to receive 605,263 restricted stock units which will vest in quarterly installments over a three-year period commencing as of January 1, 2025 with the first quarterly vesting date on April 1, 2025, subject to continued employment through the vesting date.
Pursuant to the Israeli Employment Agreement, Mr. Israeli participates in a manager’s insurance policy, a pension fund, or a combination thereof (based on his personal choice), up to a total of 15.83% of his determining salary, of which 8.33% is a severance pay component contributed to a severance fund and up to 7.5% of which is applied to pension payments and disability insurance. The Israeli Employment Agreement is subject to a Section 14 Arrangement and, accordingly, upon termination of Mr. Israeli’s employment by the Company without Cause, the Company will release his severance fund's amounts without having to pay Mr. Israeli a supplemental payment for severance. In addition, the Company contributes 7.5% of Mr. Israeli’s monthly salary to an education fund, to which Mr. Israeli also contributes 2.5% of his monthly salary.
“Cause” is defined in the Israeli Employment Agreement generally as (i) conviction of any felony involving moral turpitude or affecting the Company or its subsidiaries; (ii) any refusal to carry out a reasonable directive of the board of directors which involves the business of the Company or its subsidiaries and was capable of being lawfully performed; (iii) embezzlement of funds of the Company, its parent Company or its subsidiaries; (iv) ownership, direct or indirect, of an interest in a person or entity (other than a minority interest in a publicly traded Company) in competition with the products or services of the Company or its parent Company, or its subsidiaries, including those products or services contemplated in a plan adopted by the board of directors of the Company or its subsidiaries; (v) any breach of the executive’s fiduciary duties or duties of care to the Company (except for conduct taken in good faith); (vi) any material breach of the Israeli Employment Agreement by the executive.
Director Compensation
We maintain a non-employee director compensation policy, as amended, pursuant to which each non-employee director receives an annual retainer of $35,000. In addition, the non-employee director serving as lead director of the board receives an additional annual retainer of $15,000 and non-employee directors serving on committees of our board of directors receives the following additional annual fees, each earned on a quarterly basis: the chairperson of our audit committee receives an additional annual fee of $20,000, and other members of our audit committee receives an additional annual fee of $10,000; the chairperson of our compensation committee receives an additional annual fee of $14,000, and other members of our compensation committee receives an additional annual fee of $7,000; and the chairperson of our nominating and governance committee receives an additional annual fee of $8,000, and other members of our nominating and governance committee receives an additional annual fee of $4,000. Each director receives an annual restricted stock unit award with a grant date value of $180,000 (with prorated awards made to directors who join on a date other than an annual meeting following the first annual meeting after the closing of our initial public offering), which generally vest in full on the day immediately prior to the date of our annual shareholder meeting immediately following the date of grant, subject to the non-employee director continuing in service through such meeting date. The equity awards granted pursuant to this policy accelerate and vest in full upon a change in control (as defined in the 2021 Plan).
The table below sets forth the compensation earned by each of our non-employee directors with respect to the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Shay David	$30,000	$180,000	$210,000
Ronen Faier	$63,000	$180,000	$243,000
Naama Halevi Davidov	$50,000	$180,000	$230,000
Richard Levandov	$44,000	$180,000	$224,000
Eyal Manor	$30,000	$180,000	$210,000

(1)
Amounts reflect the full grant-date fair value of stock awards granted during 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in Note 15 to the consolidated financial statements included in this proxy statement.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held by each non-employee director who was serving as of December 31, 2025.

Name	Options Outstanding at Fiscal Year End	Unvested Restricted Shares Outstanding at Fiscal Year End
Shay David	267,750	86,852
Ronen Faier	—	86,852
Naama Halevi Davidov	157,500	86,852
Richard Levandov	—	86,852
Eyal Manor	—	86,852

Equity Incentive Plans
2007 Plan and 2017 Plan
We currently maintain our 2007 Plan and 2017 Plan, as described above. From and after the closing of our initial public offering and the effectiveness of the 2021 Plan, our 2007 Plan and 2017 Plan (together, the “Prior Plans”) are frozen and no further grants will be made thereunder.
2021 Incentive Award Plan
We currently maintain the 2021 Plan, as described above, pursuant to which we may grant equity-based incentive awards to directors, employees (including our named executive officers), consultants and other service providers of our Company and affiliates to obtain and retain services of these individuals, which is essential to our long-term success.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information with respect to our equity compensation plans in effect as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in first column)
Equity compensation plans approved by security holders	23,251,729(3)	$3.37	7,331,910(4)
Equity compensation plans not approved by security holders	—	—	—
Total	23,251,729	$3.37	7,331,910

(1)
Prior to our initial public offering, we granted awards under our 2007 Stock Option Plan, 2007 Israeli Share Option and 2017 Equity Incentive Plan. Following our initial public offering, we granted awards under our 2021 Incentive Award Plan.

(2)	The weighted average exercise price does not reflect the shares that will be issued upon the vesting of restricted stock units, which have no exercise price.
(3)	The number consists of 13,615,770 shares to be issued upon exercise of options to purchase shares of common stock, and 9,635,959 shares to be issued upon the vesting of restricted stock units.
(4)
As of December 31, 2025, we had 7,331,910 shares of our common stock reserved for future issuance under our 2021 Incentive Award Plan. The number of shares of common stock available for issuance under the 2021 Incentive Award Plan will also include an annual increase on the first day of each fiscal year beginning on January 1, 2026 and ending on and including January 1, 2031.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 22, 2026, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 150,374,742 shares of common stock outstanding as of April 22, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and shares of our common stock that may be acquired upon the vesting of restricted stock units (“RSUs”), or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 22, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 860 Broadway, 3rd Floor, New York, New York 10003. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with Point 406 Ventures(1)	16,792,248	11.2%
Nexus India Capital II, L.P.(2)	16,053,857	10.7%
Avalon Ventures VII, L.P.(3)	8,962,707	6.0%
Sapphire Ventures Fund II, L.P.(4)	7,980,295	5.3%
Named Executive Officers and Directors
Ron Yekutiel(5)	17,203,830	11.1%
Eynav Azaria(6)	2,316,523	1.5%
Natan Israeli(7)	1,787,996	1.2%
Shay David(8)	1,619,491	1.0%
Eyal Manor(9)	253,782	*
Naama Halevi Davidov(10)	367,410	*
Richard Levandov(11)	362,854	*

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Ronen Faier(12)	362,854	*
Greg Dracon(13)	8,064	*
All current executive officers and directors as a group (11 persons)(14)	25,667,101	16.3%

*	Less than one percent.
(1)
Consists of (i) 16,511,785 shares of common stock held by Point 406 Ventures I, L.P. (“Ventures I L.P.”), (ii) 80,463 shares of common stock held by Point 406 Ventures I-A, L.P. (“Ventures I-A L.P.”), and (iii) 200,000 shares of common stock purchased by Point 406 Ventures Opportunities Fund II, L.P. in connection with our initial public offering (“Opportunities Fund II, L.P.” and, together with Ventures I, L.P. and Ventures I-A, L.P., the “Point 406 Ventures Funds”). 406 Ventures I GP, L.P. (“Ventures GP”) is the general partner of each of Ventures I L.P., Ventures II-A L.P., and Opportunities Fund II, L.P. 406 Ventures I GP, LLC is the general partner of Ventures GP. Maria Cirino and Liam Donohue are the managing members of .406 Ventures I GP, LLC and, as a result, may be deemed to share voting and investment power with respect to the shares held by the Point 406 Ventures Funds. The mailing address of each of the entities identified in this footnote is 470 Atlantic Ave., 12th Floor, Boston, MA 02110.

(2)
Based solely on a Schedule 13G filed with the SEC on February 22, 2022. Nexus India Management II, L.P. (“Nexus Management”) is the general partner of Nexus India Capital II, L.P. (“Nexus Capital”). The general partner of Nexus Management is Nexus Venture Management Holdings, LLC (“Nexus LLC”). Jishnu Bhattacharjee is the managing member of Nexus LLC and holds voting and investment power over Nexus Management, and thus may be deemed to hold voting and investment power over these shares. According to the Schedule 13G, each of the foregoing holds shared voting power and shared dispositive power over all of the reported shares. The registered office address for each of the entities identified in this footnote is c/o Conyers Trust Company (Cayman) Limited, Six, 2nd Floor, Cricket Square, Hutchins Drive, P.O. Box 2681, George Town, Grand Cayman, KY 1-111, Cayman Islands, and the mailing address for each such entity is 3000 Sand Hill Road, Building 1, Suite 260, Menlo Park, CA 94025.

(3)
Based solely on a Schedule 13G filed with the SEC on February 4, 2022. Avalon Ventures VII GP LLC (“Avalon GP”) is the general partner of Avalon Ventures VII, LP (“Avalon LP”). Avalon LP and Avalon GP report shared voting power and shared dispositive power over all of the reported shares. Kevin J. Kinsella and Stephen L. Tomlin are the managing members of Avalon GP and, as a result, may be deemed to share voting and investment power with respect to the shares held by Avalon LP. The mailing address of each of the entities identified in this footnote is 1134 Kline Street, La Jolla, CA 92037.

(4)
Based solely on a Schedule 13G/A filed with the SEC on February 5, 2025. Sapphire Ventures (GPE) II, L.L.C. (“Sapphire GP”) is the general partner of Sapphire Ventures Fund II, L.P. (“Fund II”). Sapphire Ventures, L.L.C. (“Investment Adviser”) is the investment adviser for Fund II. Nino Nikola Marakovic is a managing member of each of Sapphire GP and Investment Adviser. According to the Schedule 13G/A, Investment Adviser holds sole voting and sole dispositive power, and Fund II, Sapphire GP and Nino Nikola Marakovic hold shared voting and shared dispositive power over all of the reported shares. The mailing address of each of the entities identified in this footnote is 801 W. 5th St., Ste 100, Austin, TX 78703.

(5)
Consists of (i) 12,194,329 shares of common stock, (ii) options to purchase 4,780,668 shares of common stock that are or will be immediately exercisable within 60 days of April 22, 2026, and (iii) 228,833 shares of common stock issuable upon the vesting of RSUs within 60 days of April 22, 2026.

(6)
Consists of (i) 1,626,231 shares of common stock, (ii) options to purchase 626,292 shares of common stock that are or will be immediately exercisable within 60 days of April 22, 2026, and (iii) 64,000 shares of common stock issuable upon the vesting of RSUs within 60 days of April 22, 2026.

(7)
Consists of (i) 1,441,218 shares of common stock, (ii) options to purchase 282,778 shares of common stock that are or will be immediately exercisable within 60 days of April 22, 2026 and (iii) 64,000 shares of common stock issuable upon the vesting of RSUs within 60 days of April 22, 2026.

(8)	Consists of (i) 1,351,741 shares of common stock and (ii) options to purchase 267,750 shares of common stock that are or will be immediately exercisable within 60 days of April 22, 2026.
(9)	Consists of 253,782 shares of common stock.
(10)	Consists of (i) 209,910 shares of common stock and (ii) options to purchase 157,500 shares of common stock that are or will be immediately exercisable within 60 days of April 22, 2026.
(11)	Consists of 362,854 shares of common stock.
(12)	Consists of 362,854 shares of common stock.
(13)	Consists of 8,064 shares of common stock.
(14)
Consists of (i) 18,931,994 shares of common stock, (ii) 6,324,025 options to purchase shares of common stock that are or will be immediately exercisable within 60 days of April 22, 2026, and (iii) 411,082 shares of common stock issuable upon the vesting of RSUs within 60 days of April 22, 2026.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and officers, we believe all required Section 16 reports under the

Exchange Act for our directors, officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025, other than one late Form 3 for each of Liron Sharon and Claire Rotshten, in connection with their appointment as executive officers, and one Form 4 reporting one late transaction for John Doherty.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2025, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Investors’ Rights Agreement
In July 2016, we entered into a sixth amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”) with certain of our investors, including each holder of more than 5% of our capital stock and certain of our directors and executive officers (or, in some cases, entities affiliated therewith). The Investors’ Rights Agreement provides for certain registration rights relating to the registrable securities held by such investors. These registration rights will terminate upon the earliest of (i) the date that is five years after the closing of our initial public offering, (ii) the completion of certain liquidation events, (iii) the closing of certain corporate reorganizations or dispositions of all or substantially all of the assets of the Company and its subsidiaries taken as a whole and (iv) as to a given holder of registration rights, the date after the completion of our initial public offering when such holder of registration rights and its affiliates can sell all of their shares pursuant to Rule 144 of the Securities Act during a 90-day period without registration.
Employment Agreements
We have entered into employment and consulting agreements with our executive officers. For more information regarding the agreements with our named executive officers, see “Executive Compensation.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related investment funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. For further information, see “Executive Compensation” and “Director Compensation.”
Equity Awards to Executive Officers and Directors
We have granted stock options and other equity awards to our executive officers and directors as more fully described in the sections entitled “Executive Compensation” and “Director Compensation.”

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 860 Broadway, 3rd Floor, New York, New York 10003 in writing not later than December 31, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than February 24, 2027 and no later than March 26, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 24, 2027, then such written notice must be delivered not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the 90th day prior to the 2027 Annual Meeting or the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. The Company has retained Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies from individual stockholders as well as banks, brokers and proxy intermediaries representing beneficial owners of shares for the Annual Meeting. We have agreed to pay Morrow Sodali a fee of approximately $15,000 plus variable amounts for additional proxy solicitation services and out-of-pocket expenses. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
In connection with our solicitation of proxies for our 2027 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

KALTURA’S ANNUAL REPORT ON FORM 10-K
A copy of Kaltura’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 27, 2026 without charge upon written request addressed to:
Kaltura, Inc.
Attention: Secretary
860 Broadway, 3rd Floor
New York, New York 10003
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at investors.kaltura.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Zvi Maayan, General Counsel and Secretary
New York, New York
April 30, 2026

kaltura

KALTURA, INC.
860 BROADWAY
3RD FLOOR
NEW YORK, NY 10003

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 23, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KLTR2026**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, because you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 23, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00132-P53540

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KALTURA, INC.

The Board of Directors recommends you vote FOR each of the below Class II Director nominees:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Richard Levandov	☐	☐
1b. Ronen Faier	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T00133-P53540

KALTURA, INC.
Annual Meeting of Stockholders
June 24, 2026 10:00 AM, ET
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Ron Yekutiel, and Zvi Maayan, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of Kaltura, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, ET on June 24, 2026 at www.virtualshareholdermeeting.com/KLTR2026 and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any continuation, adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side